UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 3, 2006


                         OCEAN WEST HOLDING CORPORATION
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             (Exact name of registrant as specified in its charter)


              Delaware               000-49971        71-087-6958
   (State or other jurisdiction    (Commission       (IRS Employer
         of incorporation)         File Number)    Identification No.)


                 26 Executive Park, Suite 250, Irvine, CA 92614
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 861-2590

                                       N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))


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ITEM 7.01 REGULATION FD DISCLOSURE

On August 3, 2006, Ocean West Holding Corporation (the "Company") held an investor conference call on Company operations and acquisition update. In accordance with Regulation FD, the Company is disclosing herein non-public information in addition to that contained in the press release attached hereto as Exhibit 99.1. In mid-July, Rogers Wireless, Canada's leading wireless carrier, launched our product, charging $0.75 CAD. The launch kits for the Blackberry 7130g were also sent. The Company also discussed it was providing services for the Bull Run cross country car race to be televised this fall on FX Network.





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

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.
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99.1 PRESS RELEASE DATED AUGUST 3, 2006.




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

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 3, 2006

                                           OCEAN WEST HOLDING CORPORATION



                                           By: /s/ Darryl Cohen
                                              ---------------------------
                                              Darryl Cohen
                                              Chief Executive Officer




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